Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 14 to Registration Statement No. 333-82447 on Form N-1A of our report dated August 21, 2009, relating to the financial statements and financial highlights of Waddell & Reed Advisors Funds, including Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Asset Strategy Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Energy Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Science and Technology Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund, appearing in the Annual Report on Form N-CSR of Waddell & Reed Advisors Funds for the fiscal year ended June 30, 2009. We also consent to the incorporation by reference in this Registration Statement: (1) of our reports dated November 17, 2008, relating to the financial statements and financial highlights of Waddell & Reed Municipal High Income Fund (formerly, Waddell & Reed Advisors Municipal High Income Fund, Inc.) and of Waddell & Reed Government Securities Fund (formerly a series of Waddell & Reed Advisors Fixed Income Funds, Inc.), appearing in the respective Annual Reports on Form N-CSR for the fiscal year ended September 30, 2008; (2) of our reports dated November 18, 2008, relating to the financial statements and financial highlights of Waddell & Reed Advisors Cash Management (formerly, Waddell & Reed Advisors Cash Management, Inc.), of Waddell & Reed Advisors Global Bond Fund (formerly, Waddell & Reed Advisors Global Bond Fund, Inc.), of Waddell & Reed Advisors Municipal Bond Fund (formerly, Waddell & Reed Advisors Municipal Bond Fund, Inc.) and of Waddell & Reed Advisors Bond Fund (formerly a series of Waddell & Reed Advisors Funds, Inc.), appearing in the respective Annual Reports on Form N-CSR for the fiscal year ended September 30, 2008; and (3) of our report dated November 20, 2008, relating to the financial statements and financial highlights of Waddell & Reed Advisors High Income Fund (formerly, Waddell & Reed Advisors High Income Fund, Inc.), appearing in the Annual Report on Form N-CSR for the fiscal year ended September 30, 2008. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Investment Advisory and Other Services -- Custodial and Auditing Services" and "Financial Statements" in the Statement of Additional Information, which are parts of such Registration Statement.

Deloitte & Touche LLP

Kansas City, Missouri October 23, 2009